Exhibit 21.1

Name of Subsidiary	State of Incorporation or Formation

Conwa Equity II LLC	Delaware

Conwa Property II LLC	Delaware

Fris Chkn LLC	Delaware

Spirit 24 Olathe KS, LLC	Delaware

Spirit AA Columbia Heights MN, LLC	Delaware

Spirit AA Duluth MN, LLC	Delaware

Spirit AA Fergus Falls MN, LLC	Delaware

Spirit AA Grand Forks ND, LLC	Delaware

Spirit AA Holland MI, LLC	Delaware

Spirit AA Holland Township MI, LLC	Delaware

Spirit AA Zeeland MI, LLC	Delaware

Spirit AF Amarillo TX, LLC	Delaware

Spirit AH St. John MO, LLC	Delaware

Spirit AP Portfolio I, LLC	Delaware

Spirit AP Portfolio II, LLC	Delaware

Spirit AP Portfolio III, LLC	Delaware

Spirit AS Baton Rouge LA, LLC	Delaware

Spirit AS Breton Ridge TX, LLC	Delaware

Spirit AS Houston TX, LLC	Delaware

Spirit AS Macon GA, LLC	Delaware

Spirit AS Richland Hills TX, LLC	Delaware

Spirit AT Beaumont TX, LLC	Delaware

Spirit BB Evanston IL, LLC	Delaware

Spirit BB Las Cruces NM, LLC	Arizona

Spirit BB Wichita KS, LLC	Delaware

Spirit BD Rapid City SD, LLC	Delaware

Spirit BD Reading PA, LLC	Delaware

Spirit BJ Ft. Lauderdale FL, LLC	Delaware

Spirit BJ Haverhill MA, LLC	Delaware

Spirit BK SMF SPE, LLC	Delaware

Spirit BS Atlanta GA, LLC	Delaware

Spirit CC Aurora CO, LLC	Delaware

Spirit CC Groveland FL, LLC	Delaware

Spirit CH Fredericksburg TX, LLC	Delaware

Spirit CH Paris TX, LP	Delaware

Spirit CH Tilton NH, LLC	Delaware

Spirit CK Portfolio I, LLC	Delaware

Spirit CK Portfolio II, LLC	Delaware

Spirit CK Portfolio III, LLC	Delaware

Spirit CK Portfolio IV, LLC	Delaware

Spirit CK Portfolio V, LLC	Delaware

Spirit CK Portfolio VI, LLC	Delaware

Spirit CK Portfolio VII, LLC	Delaware

Spirit CK Portfolio VIII, LLC	Delaware

Spirit CL St. Croix USVI, LLC	Delaware

Spirit CM Greenville SC, LLC	Delaware

Spirit Creme Co 2014, LLC	Delaware

Spirit CS Las Cruces NM, LLC	Delaware

Spirit CV Amarillo TX, LLC	Delaware

Spirit CV Azle TX, LLC	Delaware

Spirit CV Clinton NY, LLC	New York

Spirit CV Columbia TN I, LLC	Delaware

Spirit CV Columbia TN II, LLC	Delaware

Spirit CV Del City OK, LLC	Delaware

Spirit CV Fairview Township PA, LLC	Delaware

Spirit CV Florence SC, LLC	Delaware

Spirit CV Glenville Scotia NY, LLC	New York

Spirit CV Gulfport MS, LLC	Delaware

Spirit CV Hamilton OH, LLC	Delaware

Spirit CV Madison MS, LLC	Delaware

Spirit CV Maynard MA, LLC	Delaware

Spirit CV Mechanicville NY, LLC	Arizona

Spirit CV Myrtle Beach SC, LLC	Delaware

Spirit CV Okeechobee FL, LLC	Delaware

Spirit CV Onley VA, LLC	Delaware

Spirit CV Orlando FL, LLC	Delaware

Spirit CV Scioto Trail OH, LLC	Delaware

Spirit CV St. Augustine FL (Watson), LLC	Delaware

Spirit CV Waynesville NC, LLC	Delaware

Spirit DA Addison IL, LLC	Delaware

Spirit DG Ardmore TN, LLC	Delaware

Spirit DG Crossville TN, LLC	Delaware

Spirit DG Livingston TN, LLC	Delaware

Spirit DK Amherst NY, LLC	Delaware

Spirit ED Salt Lake City UT, LLC	Delaware

Spirit EK Chattanooga TN, LLC	Delaware

Spirit EK Easton PA, LLC	Delaware

Spirit EK Lincolnton NC, LLC	Delaware

Spirit EK Mantua NJ, LLC	Delaware

Spirit EK Spartanburg (Main) SC, LLC	Delaware

Spirit EK Vineland NJ, LLC	Delaware

Spirit FC Portfolio I, LLC	Delaware

Spirit FE Baton Rouge LA, LLC	Delaware

Spirit FE Edwardsville KS, LLC	Delaware

Spirit FE Peoria IL, LLC	Delaware

Spirit FG Charlotte NC, LLC	Delaware

Spirit FJ SMF SPE, LLC	Delaware

Spirit FL Town Star 2014-2, LLC	Delaware

Spirit General OP Holdings, LLC	Delaware

Spirit GG O’Fallon IL, LLC	Delaware

Spirit GG O’Fallon MO, LLC	Delaware

Spirit GG St. Peters MO, LLC	Delaware

Spirit GO Peoria IL, LLC	Delaware

Spirit GP AT 3205 Bassett CA, LLC	Arizona

Spirit GP HD Colma CA, LLC	Arizona

Spirit GP TX, LLC	Delaware

Spirit HD Lakewood CO, LLC	Delaware

Spirit HH Mt. Juliet TN, LLC	Delaware

Spirit Hm Fargo ND, LLC	Minnesota

Spirit IM LNC Portfolio I, LLC	Delaware

Spirit IM TX, LLC	Delaware

Spirit JO SMF SPE, LLC	Delaware

Spirit KO Grand Forks ND, LLC	Delaware

Spirit KO Lake Zurich IL, LLC	Delaware

Spirit KO Olathe KS, LLC	Delaware

Spirit KO Tilton NH, LLC	Delaware

Spirit KO Wichita KS, LP	Delaware

Spirit LA Brooklyn Park MN, LLC	Delaware

Spirit LA Matteson IL, LLC	Delaware

Spirit LA West Chester OH, LLC	Delaware

Spirit Limited Holdings, LLC	Delaware

Spirit LO Chester NY, LLC	Delaware

Spirit LO Cincinnati OH, LLC	Delaware

Spirit LO Lubbock TX, LP	Delaware

Spirit LO Midland TX, LP	Delaware

Spirit LO Tilton NH, LLC	Delaware

Spirit Loan Asset Finance, LLC	Arizona

Spirit LR Johnson City TN, LLC	Delaware

Spirit LZ Newington CT, LLC	Delaware

Spirit MA Indianapolis IN, LLC	Delaware

Spirit Management Company II	Maryland

Spirit Master Funding IV, LLC	Delaware

Spirit Master Funding IX, LLC	Delaware

Spirit Master Funding V, LLC	Delaware

Spirit Master Funding VII, LLC	Delaware

Spirit Master Funding X, LLC	Delaware

Spirit MF Chandler AZ, LLC	Delaware

Spirit MP-TS Midwest Portfolio, LLC	Delaware

Spirit MP-TS Texas, LP	Delaware

Spirit MT Broadview IL, LLC	Delaware

Spirit MT Collierville TN, LLC	Delaware

Spirit MT Cumming GA, LLC	Delaware

Spirit MT Dallas TX, LLC	Delaware

Spirit MT Denver CO, LLC	Delaware

Spirit MT Douglasville GA, LLC	Delaware

Spirit MT Fairview Heights IL, LLC	Delaware

Spirit MT Pocatello ID, LLC	Delaware

Spirit MT Topeka KS, LLC	Delaware

Spirit MT Warwick RI, LLC	Delaware

Spirit MT Winter Garden FL, LLC	Delaware

Spirit Notes Partner, LLC	Delaware

Spirit NT Blaine MN, LLC	Delaware

Spirit OD Balcones Heights TX, LLC	Delaware

Spirit OD Benton AR, LLC	Delaware

Spirit OD Dayton OH, LLC	Delaware

Spirit OD Durham NC, LLC	Delaware

Spirit OD Enterprise AL, LLC	Delaware

Spirit OD Oxford MS, LLC	Delaware

Spirit OT Oxford MS, LP	Delaware

Spirit PM McCarran NV, LLC	Delaware

Spirit RA Cleveland OH, LLC	Delaware

Spirit RA Defiance OH, LLC	Delaware

Spirit RA Enterprise AL, LLC	Delaware

Spirit RA Fredericksburg VA, LLC	Delaware

Spirit RA Fremont OH, LLC	Delaware

Spirit RA Glassport PA, LLC	Delaware

Spirit RA Lansing MI, LLC	Delaware

Spirit RA Lima OH, LLC	Delaware

Spirit RA Plains PA, LLC	Delaware

Spirit RA Saco ME, LLC	Delaware

Spirit RA Wauseon OH, LLC	Delaware

Spirit Realty AM Corporation	Delaware

Spirit REIT, Inc.	Maryland

Spirit SC Anderson SC, LLC	Delaware

Spirit SK Acquisition, LLC	Delaware

Spirit SMTA Preferred Holder, LLC	Delaware

Spirit SO Las Vegas NV, LLC	Delaware

Spirit SP Wichita KS, LLC	Delaware

Spirit SPE Albtsn Portfolio 2013-6, LLC	Delaware

Spirit SPE Canton, LLC	Delaware

Spirit SPE DG Portfolio 2013-4, LLC	Delaware

Spirit SPE Gallina II, LLC	Delaware

Spirit SPE Gander 2013-1, LLC	Delaware

Spirit SPE Gander 2013-5, LLC	Delaware

Spirit SPE General Holdings II, LLC	Delaware

Spirit SPE General Holdings, LLC	Delaware

Spirit SPE HG 2015-1, LLC	Delaware

Spirit SPE IM Portfolio 2013-9, LLC	Delaware

Spirit SPE KC Portfolio 2013-7, LLC	Delaware

Spirit SPE Loan Portfolio 2013-2, LLC	Delaware

Spirit SPE Loan Portfolio 2013-3, LLC	Delaware

Spirit SPE Manager, LLC	Delaware

Spirit SPE Portfolio 2005-3, LLC	Delaware

Spirit SPE Portfolio 2005-4, LP	Delaware

Spirit SPE Portfolio 2005-6, LLC	Delaware

Spirit SPE Portfolio 2006-4, LLC	Delaware

Spirit SPE Portfolio 2007-2, LLC	Delaware

Spirit SPE Portfolio 2007-3, LLC	Delaware

Spirit SPE Portfolio 2011-1, LLC	Delaware

Spirit SPE Portfolio 2012-1, LLC	Delaware

Spirit SPE Portfolio 2012-2, LLC	Delaware

Spirit SPE Portfolio 2012-3, LLC	Delaware

Spirit SPE Portfolio 2012-4, LLC	Delaware

Spirit SPE Portfolio CA C-Stores, LLC	Delaware

Spirit SPE Property Holdings II, LLC	Delaware

Spirit SPE Raleigh, LLC	Delaware

Spirit SPE SCOA 2013-8, LLC	Delaware

Spirit SPE SK Acquisition, LLC (f.k.a. ShopKo Parent SPE, LLC)	Delaware

Spirit SPE US Amarillo 522, LP	Delaware

Spirit SPE US Amarillo 526, LP	Delaware

Spirit SPE US Amarillo 527, LP	Delaware

Spirit SPE US Amarillo 533, LP	Delaware

Spirit SPE US Burkburnett, LP	Delaware

Spirit SPE US Childress, LP	Delaware

Spirit SPE US Levelland, LP	Delaware

Spirit SPE US Lubbock, LP	Delaware

Spirit SPE US Perryton, LP	Delaware

Spirit SPE US Plainview, LLC	Delaware

Spirit SPE US Snyder, LP	Delaware

Spirit SPE US Vernon, LP	Delaware

Spirit SPE US Wichita Falls, LP	Delaware

Spirit ST Clarksville IN, LLC	Delaware

Spirit ST Greenville SC, LLC	Delaware

Spirit ST Warsaw IN, LLC	Delaware

Spirit TJ Staunton VA, LLC	Arizona

Spirit TS Baldwinsville NY, LLC	Delaware

Spirit TS Baytown TX, LLC	Delaware

Spirit TS Carroll OH, LLC	Delaware

Spirit TS Clovis NM, LLC	Delaware

Spirit TS Fairview TN, LLC	Delaware

Spirit TS Fredericksburg TX, LLC	Delaware

Spirit TS Greenfield MN, LLC	Delaware

Spirit TS Mt. Sterling KY, LLC	Delaware

Spirit TS Navasota TX, LLC	Delaware

Spirit TS Parkersburg WV, LLC	Delaware

Spirit TS Prior Lake MN, LLC	Delaware

Spirit TS Rome NY, LLC	Delaware

Spirit VC Victoria TX, LLC	Delaware

Spirit WA Eureka CA, LP	Delaware

Spirit WG Albany GA, LLC	Delaware

Spirit WG Austin MN, LLC	Delaware

Spirit WG Brentwood TN, LLC	Delaware

Spirit WG Bridgetown OH, LLC	Delaware

Spirit WG Bryan TX, LLC	Delaware

Spirit WG Canton IL, LLC	Delaware

Spirit WG Cincinnati OH, LLC	Delaware

Spirit WG Columbia MO, LLC	Delaware

Spirit WG Columbus MS, LLC	Delaware

Spirit WG Crossville TN, LLC	Delaware

Spirit WG Dallas TX, LLC	Delaware

Spirit WG Decatur IL, LLC	Delaware

Spirit WG Elmira NY, LLC	Delaware

Spirit WG Fort Worth TX, LLC	Delaware

Spirit WG Gainesville FL, LLC	Delaware

Spirit WG Galloway OH, LLC	Delaware

Spirit WG Harriman TN, LLC	Delaware

Spirit WG Harris County TX, LLC	Delaware

Spirit WG Humble TX, LLC	Delaware

Spirit WG Jacksonville FL, LLC	Delaware

Spirit WG Kansas City (63rd St.) MO, LLC	Delaware

Spirit WG Kansas City (Independence) MO, LLC	Delaware

Spirit WG Kansas City (Linwood) MO, LLC	Delaware

Spirit WG Kansas City (Troost) MO, LLC	Delaware

Spirit WG Knoxville TN, LLC	Delaware

Spirit WG Long Beach MS, LLC	Delaware

Spirit WG Madeira OH, LLC	Delaware

Spirit WG Memphis TN, LLC	Delaware

Spirit WG Mobile AL, LLC	Delaware

Spirit WG Mount Pleasant TX, LLC	Delaware

Spirit WG Olivette MO, LLC	Delaware

Spirit WG Oneida TN, LLC	Delaware

Spirit WG Parkville MO, LLC	Delaware

Spirit WG Picayune MS, LLC	Delaware

Spirit WG Richmond Hill GA, LLC	Delaware

Spirit WG Rome NY, LLC	Delaware

Spirit WG Roselle NJ, LLC	Delaware

Spirit WG Saginaw MI, LLC	Arizona

Spirit WG San Antonio TX, LLC	Delaware

Spirit WG Seattle WA, LLC	Delaware

Spirit WG Sharonville OH, LLC	Delaware

Spirit WG Shreveport LA, LLC	Delaware

Spirit WG St. Louis MO Portfolio, LLC	Delaware

Spirit WG Topeka KS, LLC	Delaware

Spirit WG Waco TX, LLC	Delaware

Spirit WM New London WI, LLC	Delaware

Spirit WM Spencer IN, LLC	Delaware

Spirit WW II, LLC	Arizona

SWA Remainder II LLC	Delaware

Swa Remeq II LLC	Delaware